Ordinary Shares	12 Months Ended
Dec. 31, 2011
Ordinary Shares [Abstract]
Ordinary Shares

7. Ordinary Shares

In September 2008, the Company was formed with 50 shares issued and outstanding at par value of $0.00002. In October 2008, the Company further issued 200 shares at par value to its shareholders. In April 2009, the Company issued 499,999,750 ordinary shares at par to the five shareholders of the Combined Entities with identical shareholdings in connection with the Reorganization. The share and per share data relating to the above ordinary share issuances to the five shareholders during the Reorganization (Note 1) are presented as if these non-substantive recapitalization transactions occurred at the beginning of the first period presented.

In May 2009, the Company repurchased 5,000,000 ordinary shares from an employee shareholder for total cash proceeds of $160,000. The repurchased shares were cancelled by the Company immediately after such transfer. This repurchase resulted in a compensation charge of $61,560, which was the difference between the cash consideration paid and the aggregate fair value of the ordinary shares on the repurchase date at $0.02 per share.

Determining the fair value of ordinary shares requires making complex and subjective judgments. The Company used generally accepted valuation methodologies, including the discounted cash flow approach and the guideline companies' approach, which incorporates certain assumptions including the market performance of comparable listed companies as well as the financial results and growth trends of the Company, to derive the total equity value of the Company. The equity value is then allocated using an option pricing model under three scenarios (liquidation, redemption, and IPO) among the different classes of shares of the Company to determine the fair value of ordinary shares and the Preferred Shares. The allocation model considers the Preferred Shares and the ordinary shares as call options on the Company's equity value, with exercise prices based on the liquidation preference or redemption amount of the Preferred Shares under different scenarios. The main inputs to this model include equity value of the Company, exercise price, expected volatility, expected time to expiration, expected dividend yield, and risk-free interest rate.

In conjunction with the Reorganization (Note 1) leading to Series A preferred share financing in May 2009, three of the five shareholders of the Company transferred to the Company a total of 45,000,000 ordinary shares for no consideration. Those shares were cancelled by the Company immediately after such transfer. Simultaneously, the Company authorized the reservation of up to 45,000,000 ordinary shares, for the purpose of setting up an employee stock option plan of the Company.

In October 2009, four of the five shareholders of the Company sold a total of 24,800,000 ordinary shares to a new third party investor at $0.04 per share for an aggregate consideration of $1,000,000. This transaction was deemed a shareholder level transaction with no impact on the Group's consolidated combined financial statements.

On February 14, 2011, the Company's shareholders approved and executed a 50-for-one share split of the Company's share capital. Each ordinary share and each Series A convertible redeemable preferred share of the Company is subdivided into 50 shares at a par value of $0.00002. The preferred shares remain convertible into ordinary shares at a 1:1 ratio. This share split has been retroactively reflected for all periods presented.

On June 9, 2011, the Company completed an initial public offering of 154,254,480 ordinary shares on New York Stock Exchange and received proceeds of $64,555,500, net of underwriting discounts and commissions of $4,859,016. As of December 31, 2011, the Group had 42,853,800 ordinary shares which were legally issued according to its share incentive plans, but were not deemed issued or outstanding from accounting perspective.